                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 OR 15(d) of
                     The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) October 28, 2004

            CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
                               on behalf of the
                  CSFB Adjustable Rate Mortgage Trust 2004-3
            (Exact name of registrant as specified in its charter)

         Delaware                   333-115435-06                   13-3320910
----------------------------  --------------------------   ------------------------------
      (State or other         (Commission File Number)             (IRS Employer
      jurisdiction of                                           Identification No.)
      incorporation)

 Eleven Madison Avenue, New York, NY                      10010
--------------------------------------    ---------------------------------------
   (Address of principal executive                      (Zip Code)
               office)

Registrant's telephone number, including area code  (212) 325-2000.

                                    N/A
            (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

                   Information to be Included in the Report

Section 8 - Other Events.

ITEM 8.01.  Other Events.

On October 28, 2004,  Credit  Suisse First Boston  Mortgage  Securities  Corp.
caused  the  issuance  and  sale  of  the  Adjustable   Rate   Mortgage-Backed
Pass-Through Certificates,  Series 2004-3, pursuant to a Pooling and Servicing dated as of  October  1, 2004,  among  Credit  Suisse  First  Boston  Mortgage
Securities Corp., as depositor,  DLJ Mortgage Capital, Inc., as seller, Select
Portfolio  Servicing,  Inc.,  as servicer,  Wells Fargo Bank,  N.A., as master servicer  and  back-up  servicer,  Wilshire  Credit  Corporation,  as  special servicer, and U.S. Bank National Association, as trustee.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

(c)   Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

      10.1  Pooling and Servicing Agreement dated as of October 1, 2004, among Credit Suisse First Boston Mortgage Securities Corp., as
            depositor, DLJ Mortgage Capital, Inc., as seller, Select
            Portfolio Servicing, Inc., as servicer, Wells Fargo Bank, N.A., as master servicer and back-up servicer, Wilshire Credit
            Corporation, as special servicer, and U.S. Bank National
            Association, as trustee.

      10.2  Assignment and Assumption Agreement, dated as of October 28, 2004 by and between DLJ Mortgage Capital, Inc. and Credit Suisse First
            Boston Mortgage Securities Corp.

                                  SIGNATURES

      Pursuant to the requirements of the Securities  Exchange Act of 1934, as amended,  the  registrant  has duly  caused  this  report  to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 28, 2004

                                    CREDIT SUISSE FIRST BOSTON MORTGAGE
                                    SECURITIES CORP.

                                    By:  /s/ John P. Graham
                                         John P. Graham
                                         Vice President

                               Exhibit Index

Exhibit Number          Description

 10.1                   Pooling and Servicing Agreement dated as of October
                        1, 2004, among Credit Suisse First Boston Mortgage
                        Securities Corp., as depositor, DLJ Mortgage Capital,
                        Inc., as seller, Select Portfolio Servicing, Inc., as
                        servicer, Wells Fargo Bank, N.A., as master servicer
                        and back-up servicer, Wilshire Credit Corporation, as
                        special servicer, and U.S. Bank National Association,
                        as trustee.

 10.2                   Assignment and Assumption Agreement, dated as of
                        October 28, 2004 by and between DLJ Mortgage Capital,
                        Inc. and Credit Suisse First Boston Mortgage
                        Securities Corp.